Dot Hill Historical Financial Results
2010 - 2nd Quarter 2013

About Non-GAAP Financial Measures
The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, gain from an insurance recovery, charges for impairment of goodwill, intangible, and other long-lived assets, contra-revenue charges from the extension of customer warrants, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business (ITC) which includes revenue, expenses, and acquisition charges, and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included with this document.

Dot Hill Unaudited Historical Non-GAAP Results from Q1 2010 through Q2 2013 - Income Statement and EBITDA*
Non-GAAP Income Statement
(In millions, except earnings per share)

	2010					2011					2012					2013
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2

Hewlett-Packard Company	$30.1	$37.7	$36.6	$40.3	$144.7	$37.3	$41.0	$35.0	$32.4	$145.8	$33.2	$34.3	$32.9	$29.9	$130.3	$27.3	$25.5
NetApp, Inc.	18.4	17.9	16.8	12.5	65.6	—	—	—	—	—	—	—	—	—	—	—	—
Other Server and Storage OEMs	1.1	1.3	1.4	3.0	6.8	2.0	1.8	2.1	4.2	10.0	1.8	1.9	3.7	3.8	11.2	2.7	3.6
Total Server and Storage OEMs	49.6	56.9	54.8	55.8	217.1	39.3	42.8	37.1	36.7	155.8	35.0	36.2	36.5	33.7	141.4	30.0	29.1
Vertical Markets	8.3	5.8	4.6	7.3	26.0	6.8	8.4	9.6	10.2	34.9	17.0	10.0	10.3	11.1	48.4	13.3	20.6
Service	1.9	2.6	2.0	2.1	8.6	2.5	1.3	1.2	1.2	6.1	2.5	1.5	1.4	1.4	6.9	1.5	1.6
Total Non-GAAP Revenue	59.8	65.3	61.4	65.2	251.8	48.5	52.5	47.8	48.0	196.8	54.6	47.7	48.2	46.2	196.7	44.9	51.2

Cost of Goods Sold	50.9	54.6	49.6	50.9	206.0	36.2	38.8	34.1	35.8	144.9	38.6	34.6	35.5	33.1	141.8	30.5	33.5
Gross Profit	8.9	10.7	11.9	14.2	45.8	12.3	13.7	13.7	12.2	52.0	16.0	13.1	12.7	13.0	54.9	14.4	17.8

Gross Margin %	14.9%	16.4%	19.4%	21.8%	18.2%	25.3%	26.1%	28.6%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%

Selling and Marketing	3.1	3.1	2.5	2.7	11.4	2.7	3.1	3.4	3.4	12.6	3.4	3.3	3.5	3.6	13.8	3.0	3.1
Research and Development	7.2	7.5	6.2	6.3	27.2	6.7	7.2	7.8	7.2	28.9	8.7	9.3	8.9	9.0	35.9	8.7	8.7
General and Administrative	2.5	2.1	1.7	1.8	8.1	1.9	1.7	2.0	1.7	7.3	2.2	2.1	1.9	2.1	8.3	2.6	2.4
Total Operating Expenses	13.0	12.8	10.5	10.8	47.0	11.4	12.0	13.2	12.3	48.8	14.2	14.6	14.2	14.7	57.8	14.3	14.2

Operating Income (Loss)	(3.9)	(2.0)	1.4	3.5	(1.0)	1.0	1.7	0.6	(0.1)	3.2	1.8	(1.5)	(1.5)	(1.7)	(3.0)	0.1	3.5

Total Other (Income) Expense and Income Tax Expense (Benefit)	—	—	—	0.1	0.1	0.1	0.1	0.1	(0.1)	0.2	(0.1)	0.4	0.2	0.3	0.8	—	—
Net Income (Loss)	(4.0)	(2.0)	1.4	3.2	(1.4)	0.9	1.6	0.5	(0.1)	3.0	1.9	(1.9)	(1.7)	(2.0)	(3.7)	—	3.5

Earnings (Loss) per Share**	$(0.08)	$(0.04)	$0.03	$0.06	$(0.03)	$0.02	$0.03	$0.01	$0.00	$0.05	$0.03	$(0.03)	$(0.03)	$(0.03)	$(0.06)	$0.00	$0.06

Weighted Average Shares Outstanding - Basic	51.5	53.2	53.5	53.7	53.0	54.3	54.7	55.2	55.4	54.9	56.0	56.9	57.3	57.5	57.0	58.0	58.4
Weighted Average Shares Outstanding - Diluted	51.5	53.2	53.9	54.3	53.0	55.6	56.0	55.7	55.4	55.5	57.1	56.9	57.3	57.5	57.0	58.5	58.8

EBITDA:
Non-GAAP Net Income (Loss) Before Tax	(3.9)	(2.0)	1.4	3.5	(1.0)	1.0	1.7	0.6	(0.1)	3.2	1.8	(1.5)	(1.5)	(1.7)	(3.0)	0.1	3.5
Depreciation Excluding AssuredUVS	0.5	0.4	0.4	0.4	1.7	0.4	0.5	1.1	0.2	2.2	0.5	0.6	0.6	0.7	2.5	0.7	0.8
Non-GAAP EBITDA	(3.4)	(1.6)	1.8	3.9	0.7	1.4	2.2	1.7	0.1	5.4	2.3	(0.9)	(0.9)	(1.0)	(0.4)	0.8	4.3

*Totals may not aggregate and percentages may not calculate due to rounding.
** Per share data may not always add to the total for the period because each figure is independently calculated.

Dot Hill Unaudited Historical Results from Q1 2010 through Q2 2013 - Selected Balance Sheet Amounts*
(In millions)

	2010				2011				2012				2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2

Cash and Cash Equivalents	$51.3	$42.6	$41.8	$45.7	$46.3	$46.5	$45.7	$46.2	$41.4	$40.5	$40.5	$40.3	$40.3	$40.4
Credit Facility Borrowings	—	2.8	3.0	—	—	—	—	—	—	—	1.8	2.8	2.8	2.1
Other Short-term Notes Payable	0.3	0.3	0.3	0.3	0.3	0.2	0.1	0.1	—	—	—	—	—	—
Net Cash	$51.0	$39.5	$38.5	$45.4	$46.0	$46.3	$45.6	$46.1	$41.4	$40.5	$38.7	$37.5	$37.5	$38.3

Accounts Receivable	35.2	35.5	35.8	35.2	27.2	30.9	25.0	31.7	35.1	27.1	28.3	25.0	22.5	29.1
Inventory	6.8	7.7	7.5	7.3	5.2	5.3	5.2	5.3	4.8	4.7	5.4	5.0	4.9	4.2
Accounts Payable	34.9	28.1	29.4	30.6	22.3	25.4	20.8	31.4	36.7	23.0	27.2	22.7	23.1	24.5

*Totals may not aggregate due to rounding.

Dot Hill Historical Results from Q1 2010 through Q2 2013 - Net Revenue and Gross Margin %*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In millions)

	2010					2011					2012					2013
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2

GAAP net revenue from continuing operations	$59.8	$65.3	$61.4	$65.2	$251.8	$48.5	$52.5	$47.8	$47.0	$195.8	$54.6	$47.7	$48.2	$44.0	$194.6	$44.5	$50.7
Revenue from discontinued operations	0.1	0.2	0.1	0.3	0.7	0.6	0.7	0.3	—	1.6	0.1	0.1	—	0.1	0.3	—	—
Net revenue, from continuing and discontinued operations	59.9	65.5	61.5	65.5	252.5	49.2	53.2	48.1	47.0	197.5	54.7	47.8	48.2	44.1	194.9	44.5	50.7
AssuredUVS revenue	(0.1)	(0.2)	(0.1)	(0.3)	(0.7)	(0.6)	(0.7)	(0.3)	—	(1.6)	(0.1)	(0.1)	—	(0.1)	(0.3)	—	—
Long-term software contract royalties	—	—	—	—	—	—	—	—	—	—	—	—	—	2.1	2.1	0.4	0.6
Issuance of warrant to customer	—	—	—	—	—	—	—	—	1.0	1.0	—	—	—	—	—	—	—
Non-GAAP net revenue	$59.8	$65.3	$61.4	$65.2	$251.8	$48.5	$52.5	$47.8	$48.0	$196.8	$54.6	$47.7	$48.2	$46.2	$196.7	$44.9	$51.2

GAAP gross profit from continuing operations	$8.5	$10.3	$11.6	$13.8	$44.2	$11.9	$13.1	$11.4	$8.8	$45.3	$15.6	$12.7	$12.2	$7.9	$48.4	$14.4	$17.0
Gross margin % from continuing operations	14.2%	15.8%	18.9%	21.2%	17.5%	24.3%	25.0%	23.9%	18.7%	23.1%	28.5%	26.5%	25.3%	17.9%	24.9%	32.5%	33.6%
Gross profit from discontinued operations	(0.4)	(0.6)	(0.3)	(0.1)	(1.4)	0.2	0.1	(3.4)	(0.5)	(3.6)	(0.4)	(1.7)	—	—	(2.1)	(0.1)	—
Gross profit from continuing and discontinued operations	8.1	9.7	11.3	13.7	42.8	12.1	13.2	8.0	8.3	41.6	15.2	11.0	12.2	7.9	46.2	14.3	17.0
Gross margin % from continuing and discontinued operations	13.5%	14.8%	18.4%	20.9%	17.0%	24.6%	24.8%	16.6%	17.7%	21.1%	27.7%	22.9%	25.3%	17.8%	23.7%	32.2%	33.5%
Stock-based compensation	0.2	0.1	0.1	0.1	0.5	0.1	0.3	0.3	0.2	0.8	0.2	0.2	0.1	0.1	0.6	0.1	0.1
Severance costs	—	—	—	—	—	—	—	—	—	—	—	—	0.1	—	0.1	—	—
Issuance of warrant to customer	—	—	—	—	—	—	—	—	1.0	1.0	—	—	—	—	—	—	—
Gain from insurance recovery	—	—	—	—	—	—	—	(0.6)	—	(0.6)	—	—	—	—	—	—	—
Power supply component failures	—	—	—	—	—	—	—	2.3	2.0	4.3	—	—	—	—	—	(0.8)	—
AssuredUVS cost of goods sold, less AssuredUVS revenue	0.2	0.4	—	(0.1)	0.5	(0.4)	(0.3)	0.3	0.3	(0.2)	0.2	0.1	—	—	0.3	0.1	—
Long-term software contract royalties	—	—	—	—	—	—	—	—	—	—	—	—	—	2.1	2.1	0.4	0.6
Long-term software contract cost	—	—	—	—	—	—	—	—	—	—	—	—	—	2.9	2.9	0.3	0.1
Intangible asset impairment	—	—	—	—	—	—	—	2.9	—	2.9	—	1.6	—	—	1.6	—	—
Intangible asset amortization	0.4	0.5	0.5	0.5	2.0	0.5	0.5	0.5	0.5	2.0	0.4	0.3	0.2	—	0.9	—	—
Non-GAAP gross profit	$8.9	$10.7	$11.9	$14.2	$45.8	$12.3	$13.7	$13.7	$12.2	$52.0	$16.0	$13.1	$12.7	$13.0	$54.9	$14.4	$17.8
Non-GAAP gross margin %	14.9%	16.4%	19.4%	21.8%	18.2%	25.3%	26.1%	28.6%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Historical Results from Q1 2010 through Q2 2013 - Operating Expenses*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In millions)

	2010					2011					2012					2013
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2

GAAP operating expenses from continuing operations	$13.8	$14.6	$11.4	$11.5	$51.2	$11.9	$13.4	$14.6	$13.7	$53.6	$15.5	$15.2	$14.8	$12.5	$58.0	$15.0	$14.9
Operating expenses from discontinued operations	0.7	0.9	1.2	1.8	4.7	1.4	1.7	5.5	1.3	9.9	1.6	0.4	0.2	0.1	2.4	0.3	—
Operating expenses from continuing and discontinued operations	14.5	15.5	12.6	13.3	55.9	13.3	15.1	20.1	15.0	63.5	17.1	15.6	15.1	12.6	60.4	15.3	14.9
Currency (loss) gain	0.2	0.3	(0.3)	—	0.2	(0.1)	—	0.5	(0.1)	0.3	(0.4)	—	0.1	(0.3)	(0.6)	(0.3)	—
Stock-based compensation	(0.8)	(0.6)	(0.5)	(0.6)	(2.5)	(0.7)	(1.4)	(1.2)	(1.2)	(4.6)	(1.0)	(0.8)	(0.8)	(0.6)	(3.1)	(0.6)	(0.6)
AssuredUVS expenses	(0.6)	(0.9)	(1.2)	(1.4)	(4.1)	(1.3)	(1.5)	(1.4)	(1.2)	(5.4)	(1.0)	(0.2)	(0.3)	(0.1)	(1.6)	(0.4)	—
Goodwill impairment	—	—	—	—	—	—	—	(4.1)	—	(4.1)	—	—	—	—	—	—	—
Long-term software contract deferred cost	—	—	—	—	—	—	—	—	—	—	—	—	—	3.6	3.6	0.4	—
Restructuring (charge) recoveries	(0.3)	(1.4)	(0.1)	(0.4)	(2.2)	—	—	(0.7)	—	(0.7)	(0.6)	(0.1)	0.1	(0.1)	(0.6)	—	—
AssuredUVS acquisition charges	(0.3)	—	—	—	(0.3)	—	—	—	—	—	—	—	—	—	—	—	—
Contingent consideration adjustment	0.3	—	—	(0.1)	0.1	—	—	—	—	—	—	—	—	—	—	—	—
Severance costs	—	(0.1)	—	—	(0.1)	—	—	(0.1)	—	(0.1)	—	—	—	(0.2)	(0.3)	(0.1)	—
Non-GAAP operating expenses	$13.0	$12.8	$10.5	$10.8	$47.0	$11.4	$12.0	$13.2	$12.3	$48.8	$14.2	$14.6	$14.2	$14.7	$57.8	$14.3	$14.2

*Totals may not aggregate due to rounding.

Dot Hill Historical Results from Q1 2010 through Q2 2013 - Net Income (Loss)*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In millions)

	2010					2011					2012					2013
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2

GAAP net income (loss) from continuing operations	(5.3)	(4.3)	0.2	2.2	(7.2)	(0.1)	(0.3)	(3.3)	(4.8)	(8.5)	0.1	(2.9)	(2.8)	(4.9)	(10.5)	(0.6)	2.1
Net loss from discontinued operations	(1.1)	(1.5)	(1.5)	(1.9)	(6.0)	(1.2)	(1.6)	(8.9)	(1.8)	(13.5)	(2.0)	(2.1)	(0.2)	(0.1)	(4.4)	(0.4)	—
Net income (loss) from continuing and discontinued operations	(6.4)	(5.8)	(1.3)	0.3	(13.2)	(1.3)	(1.9)	(12.2)	(6.6)	(22.0)	(1.9)	(5.0)	(3.0)	(5.0)	(14.9)	(1.0)	2.1
Currency loss (gain)	(0.2)	(0.3)	0.3	—	(0.2)	0.1	—	(0.5)	0.1	(0.3)	0.4	—	(0.1)	0.3	0.6	0.3	—
Stock-based compensation	1.0	0.8	0.6	0.7	3.0	0.8	1.7	1.5	1.4	5.4	1.1	0.9	0.9	0.8	3.7	0.7	0.7
Issuance of warrant to customer	—	—	—	—	—	—	—	—	1.0	1.0	—	—	—	—	—	—	—
Contingent consideration adjustment	(0.3)	—	—	0.1	(0.1)	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring charge (recoveries)	0.3	1.4	0.1	0.4	2.2	—	—	0.7	—	0.7	0.6	0.1	(0.1)	0.1	0.6	—	—
Intangible asset amortization	0.4	0.5	0.5	0.5	2.0	0.5	0.5	0.5	0.5	2.0	0.4	0.3	0.2	—	1.0	—	—
Gain from insurance recovery	—	—	—	—	—	—	—	(0.6)	—	(0.6)	—	—	—	—	—	—	—
Power supply component failures	—	—	—	—	—	—	—	2.3	2.0	4.3	—	—	—	—	—	(0.8)	—
AssuredUVS expenses, less AssuredUVS revenue	0.9	1.3	1.2	1.2	4.6	0.9	1.2	1.6	1.5	5.2	1.2	0.2	0.3	0.1	1.9	0.5	—
Long-term software contract royalties	—	—	—	—	—	—	—	—	—	—	—	—	—	2.1	2.1	0.4	0.6
Long-term software contract cost	—	—	—	—	—	—	—	—	—	—	—	—	—	2.9	2.9	0.3	0.1
Long-term software contract deferred cost	—	—	—	—	—	—	—	—	—	—	—	—	—	(3.6)	(3.6)	(0.4)	—
Intangible asset impairment	—	—	—	—	—	—	—	2.9	—	2.9	—	1.6	—	—	1.6	—	—
Goodwill impairment	—	—	—	—	—	—	—	4.1	—	4.1	—	—	—	—	—	—	—
AssuredUVS acquisition charges	0.3	—	—	—	0.3	—	—	—	—	—	—	—	—	—	—	—	—
Severance costs	—	0.1	—	—	0.1	—	—	0.1	—	0.1	—	—	0.1	0.2	0.3	0.1	—
Non-GAAP net income (loss)	$(4.0)	$(2.0)	$1.4	$3.2	$(1.4)	$0.9	$1.6	$0.5	$(0.1)	$3.0	$1.9	$(1.9)	$(1.7)	$(2.0)	$(3.7)	$—	$3.5

*Totals may not aggregate due to rounding.

Dot Hill Historical Results from Q1 2010 through Q2 2013 - Earnings (Loss) per Share*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES

	2010					2011					2012					2013
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2

GAAP earnings (loss) per share from continuing operations	$(0.10)	$(0.08)	$—	$0.04	$(0.14)	$—	$(0.01)	$(0.06)	$(0.09)	$(0.16)	$—	$(0.05)	$(0.05)	$(0.08)	$(0.18)	$(0.01)	$0.04
Loss per share from discontinued operations	(0.02)	(0.03)	(0.03)	(0.03)	(0.11)	(0.02)	(0.03)	(0.16)	(0.03)	(0.24)	(0.04)	(0.04)	—	—	(0.08)	(0.01)	—
Earnings (loss) per share from continuing and discontinued operations**	(0.12)	(0.11)	(0.03)	0.01	(0.25)	(0.02)	(0.04)	(0.22)	(0.12)	(0.40)	(0.04)	(0.09)	(0.05)	(0.09)	(0.26)	(0.02)	0.04
Currency loss (gain)	—	(0.01)	0.01	—	—	—	—	(0.01)	—	(0.01)	0.01	—	—	0.01	0.01	0.01	0.01
Intangible asset amortization	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0.01	0.01	0.04	0.01	0.01	—	—	0.02	—	—
Stock-based compensation	0.02	0.02	0.01	0.01	0.06	0.01	0.03	0.03	0.03	0.10	0.02	0.02	0.02	0.01	0.06	0.01	—
AssuredUVS expenses less AssuredUVS revenue	0.02	0.02	0.02	0.02	0.08	0.02	0.02	0.03	0.03	0.09	0.02	—	0.01	—	0.03	0.01	—
Long-term software contract royalties	—	—	—	—	—	—	—	—	—	—	—	—	—	0.04	0.04	0.01	0.01
Long-term software contract cost	—	—	—	—	—	—	—	—	—	—	—	—	—	0.05	0.05	—	—
Long-term software contract deferred cost	—	—	—	—	—	—	—	—	—	—	—	—	—	(0.06)	(0.06)	(0.01)	—
Restructuring charge (recoveries)	0.01	0.03	—	0.01	0.05	—	—	0.01	—	0.01	—	—	—	—	0.01	—	—
Intangible impairment	—	—	—	—	—	—	—	0.05	—	0.05	—	0.03	—	—	0.03	—	—
Goodwill impairment	—	—	—	—	—	—	—	0.07	—	0.07	—	—	—	—	—	—	—
Power supply component failures	—	—	—	—	—	—	—	0.04	0.04	0.08	—	—	—	—	—	(0.01)	—
Other adjustments	(0.02)	—	0.01	—	(0.01)	—	0.01	—	0.01	0.02	—	—	(0.01)	0.01	0.01	—	—
Non-GAAP earnings (loss) per share	$(0.08)	$(0.04)	$0.03	$0.06	$(0.03)	$0.02	$0.03	$0.01	$0.00	$0.05	$0.03	$(0.03)	$(0.03)	$(0.03)	$(0.06)	$0.00	$0.06

Weighted average shares used to calculate earnings (loss) per share:
Basic	51.5	53.2	53.5	53.7	53.0	54.3	54.7	55.2	55.4	54.9	56.0	56.9	57.3	57.5	57.0	58.0	58.4
Diluted	51.5	53.2	53.9	54.3	53.0	55.6	56.0	55.7	55.4	55.5	57.1	56.9	57.3	57.5	57.0	58.5	58.8

*Totals may not aggregate due to rounding.